Prospectus supplement dated May 1, 2016
to the following prospectus(es):
NLIC Options prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Total Annual Mutual Fund Operating Expenses table in the In Summary: Fee Tables section is deleted in its entirety and replaced with the following:
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.27%	1.34%
GWP-0624